Exhibit 32(a)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Steven A. Brass, Chief Executive Officer of WD-40 Company (the “Company”), have reviewed the Quarterly Report on Form 10-Q of the Company for the quarter ended November 30, 2023 (the “Report”). For purposes of Section 1350 of Title 18, United States Code, I certify that to the best of my knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date: January 9, 2024

/s/ STEVEN A. BRASS
Steven A. Brass President and Chief Executive Officer